SPDR® INDEX SHARES FUNDS (the “Trust”)

Supplement dated October 14, 2016

to the Prospectus and Statement of Additional Information

dated January 31, 2016, as supplemented

SPDR MSCI International Real Estate Currency Hedged ETF

SPDR MSCI Mexico StrategicFactors ETF

SPDR MSCI South Korea StrategicFactors ETF

SPDR MSCI Taiwan StrategicFactors ETF

(each, a “Fund,” and collectively, the “Funds”)

At the recommendation of SSGA Funds Management, Inc. (the “Adviser”), the Trust’s investment adviser, the Trust’s Board of Trustees voted to close and liquidate each Fund. Accordingly, after the close of business on or about November 14, 2016, the Funds will no longer accept creation and redemption orders. November 14, 2016 will be the last day of trading of each Fund’s shares on the NYSE Arca, Inc., each Fund’s principal U.S. listing exchange. Each Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record on or about November 21, 2016 (the “Liquidation Date”). Shareholders of record of each Fund remaining on the Liquidation Date will receive cash at the net asset value of their shares as of such date, which will include any net capital gains and net investment income as of this date that had not been previously distributed. Any net capital gains and net investment income from the previous fiscal year, which were not distributed by the end of most recent fiscal year-end, may be distributed to shareholders in advance of the Liquidation Date, in what is commonly referred to as a “spillback distribution.” Prior to the Liquidation Date, each Fund will be in the process of closing down and liquidating its portfolio, which will result in the Fund not tracking its Index and increasing its holdings in cash and/or cash equivalents, which may not be consistent with the Fund’s investment objective and strategy. Shareholders of the Funds may sell their holdings on the NYSE Arca, Inc. prior to November 15, 2016. Customary brokerage charges may apply to such transactions. From November 15, 2016 through the Liquidation Date, we cannot assure you that there will be a market for your shares.

On or about November 22, 2016, each Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the current net asset value of their shares. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, shareholders generally will recognize a capital gain or loss on the redemptions. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call 1-866-787-2257 for additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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